Exhibit 10.60

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of February 3, 2006 (this “Amendment”), to the Credit Agreement, dated as of December 17, 2004 (as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party thereto, the several lenders from time to time parties thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as an LC Issuer and as Agent (in such capacity, the “Agent”), BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents, and CITIZENS BANK OF MASSACHUSETTS and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

WHEREAS, the Lenders are willing to agree to the requested amendments;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended as follows:

(a) by replacing the term “Sevin Group” in clause (iv) of the definition of “Change in Control” with the term “Kestrel Group”;

(b) by inserting the word “Old” before the words “Parent Indenture” and “Parent Notes”, in each case each time such words appear in the definition of “Excess Proceeds Offer Amount “;

(c) by inserting the word “Old” before the words “Parent Indenture” and “Parent Notes”, in each case each time such words appear in the definition of “Excess Proceeds Termination Date”;

(d) by deleting the definition of “General Partner” and substituting in lieu thereof the following definition:

“‘General Partner’ means Kestrel Heat LLC, a Delaware limited liability company.”

(e) by replacing the term “the General Partner” in the definitions of “Existing Propane Intercreditor Agreement” and “Propane Sale Agreement”, with the term “Star Gas LLC”;

(f) by deleting the definition of “Parent Indenture Fixed Charge Ratio” and substituting in lieu thereof in the proper alphabetical order the following definition:

“‘New Parent Indenture Fixed Coverage Ratio’ means the ‘Consolidated Fixed Charge Coverage Ratio’ as defined and calculated pursuant to the New Parent Indenture, as amended, supplemented or modified from time to time.”

(g) by deleting the definition of “Parent Indenture”;

(h) by deleting the definition of “Parent Notes” and substituting in lieu thereof the following definitions in the proper alphabetical order:

“‘New Parent Notes’ means the 10 1/4% Senior Notes due 2013 issued pursuant to the New Parent Indenture.

‘Old Parent Notes’ means the 10 1/4% Senior Notes due 2013 issued pursuant to the Old Parent Indenture.

‘Parent Notes’ means the collective reference to the New Parent Notes and the Old Parent Notes.”

(i) by adding the parenthetical “(or during the period from (x) January 1, 2006 through March 31, 2006, 1.50 and (y) April 1, 2006 through June 30, 2006, 1.65) “ after the number “1.75” in clause (l) of the definition of “Permitted Acquisition”;

(j) by deleting the second and third parentheticals in clause (m) of the definition of “Permitted Acquisition” and by adding the following parenthetical at the end of such clause “(it being understood that, notwithstanding anything to the contrary in this Agreement and solely with respect to the calculation of Availability on any day during the 12-month period ending on December 31, 2005, Availability shall include cash and Cash Equivalent Investments pledged to the Agent)”;

(k) by deleting the definition of “Sevin Group”;

(l) by inserting the following new definitions in the proper alphabetical order:

“‘Agreements among Bondholders’ means those individual agreements dated December 5, 2005, between Parent and each of McKay Shields LLC, Lehman Brothers Inc., Third Point LLC, Trilogy Capital LLC, Morgan Asset Management Inc. and Merrill Lynch Investment Managers.

‘Kestrel Agreement’ means the Unit Purchase Agreement, dated December 5, 2005, by and among Parent, Star Gas LLC, Kestrel Energy Partners, LLC, the General Partner and KM2, LLC.

‘Kestrel Group’ means Kestrel Energy Partners, LLC and any officers, directors or employees of the General Partner owning equity interests in the General Partner.

‘Kestrel Transactions’ means the collective reference to the transactions contemplated by the Kestrel Agreement.

‘New Parent Indenture’ means the Indenture, among the Parent, Star Gas Finance Company and Union Bank of California, N.A., as trustee, as amended, supplemented or otherwise modified from time to time, executed in connection with the transactions contemplated by the Agreements among Bondholders and in substantially the same form as the Indenture attached as an annex thereto.

‘Old Parent Indenture’ means the Indenture, dated as of February 6, 2003, among the Parent, Star Gas Finance Company and Union Bank of California, N.A., as trustee, as amended, supplemented or otherwise modified from time to time.

‘Parent Indentures’ means the collective reference to the New Parent Indenture and the Old Parent Indenture.

‘Second Amendment’ means the Second Amendment to this Agreement, dated as of February 3, 2006.

‘Second Amendment Effective Date’ means the “Amendment Effective Date” under and as defined in the Second Amendment.”

3. Amendment to Section 2.15(c) of the Credit Agreement. Section 2.15(c) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, all of the Net Cash Proceeds of any such issuance in connection with the consummation of the Kestrel Transactions will be deposited in a deposit account of the Parent located at, and subject to control agreements in favor of, the Agent and may be used to repurchase Parent Notes, including accrued interest to be paid upon any such repurchase, and pay fees and expenses in connection with the Kestrel Transactions and the repurchase of Parent Notes at anytime prior to September 30, 2006, and, if not so used within such period, shall be contributed to the Borrower to be applied as otherwise set forth in this Section 2.15(c).”

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4. Amendments to Section 6.16(a) of the Credit Agreement. Section 6.16(a) of the Credit Agreement is hereby amended as follows:

(a) by inserting the word “Old” before the words “Parent Notes” and “Parent Indenture”, in each case each time such words appear in existing clause (w)(ii) of the first sentence of such Section, which clause shall be renumbered as clause (v)(ii) pursuant to Section 4(b) of this Amendment; and

(b) by renumbering clauses (w) through (z) of the first sentence of such Section as clauses (v) through (y), deleting the word “and” preceding the previous clause (z) and replacing it with a comma, inserting the word “and” following the previous clause (z) and inserting a new clause (z) to read as follows:

“(z) so long as no Default or Unmatured Default then exists or would result therefrom, the Borrower may pay dividends or make distributions to the Parent in an aggregate amount not to exceed $38,000,000 solely to enable the Parent to purchase Parent Notes, including accrued interest to be paid upon any such repurchase, and pay any fees and expenses in connection with the Kestrel Transactions and the repurchase of Parent Notes, at any time prior to September 30, 2006; provided that, with respect to any dividends made or distributions made pursuant to this Section 6.16(a)(z), Borrower may pay dividends or make distributions to Parent, and Parent may, in turn, use the proceeds of any such dividend, solely to the extent that the Net Cash Proceeds of any equity issuance contemplated by the last sentence of Section 2.15(c) have or shall concurrently be used in full for the same purpose; provided further that, any dividends paid or distributions made to Parent pursuant to this Section 6.16(a)(z), that are not used by Parent to repurchase Parent Notes, including accrued interest to be paid upon any such repurchase, and pay fees and expenses in connection with the Kestrel Transactions and the repurchase of Parent Notes by September 30, 2006, shall be remitted to Borrower as soon as practicable on the following Business Day and applied as set forth in the first sentence of Section 2.15(c).”

5. Amendment to Section 6.17 of the Credit Agreement. Section 6.17 of the Credit Agreement is hereby amended by deleting the word “and” following the semi-colon at the end of Section 6.17(m), by replacing the period at the end of Section 6.17(n) with a semi-colon followed by the word “and” and by inserting a new Section 6.17(o) to read as follows:

“(o) the New Parent Notes issued on the Second Amendment Effective Date under the New Parent Indenture in accordance with the terms thereof and the terms of the Agreements among Bondholders; provided that (i) the aggregate principal amount of such New Parent Notes shall not exceed $185,000,000 and (ii) such New Parent Notes are issued to replace an equal principal amount of Old Parent Notes.”

6. Amendments to Section 6.19 of the Credit Agreement. Section 6.19 of the Credit Agreement is hereby amended as follows:

(a) by inserting the word “Old” before the words “Parent Notes” and “Parent Indenture”, in each case each time such words appear in Section 6.19(c); and

(b) deleting the word “and” following the semi-colon at the end of Section 6.19(c), replacing the period at the end of Section 6.19(d) with a semi-colon followed by the word “and” and inserting a new Section 6.19(e) to read as follows:

“(e) the transfer to Parent by Star Gas LLC of all of its ownership interest in Star/Petro, Inc. in connection with the consummation of the Kestrel Transactions.”

7. Amendment to Section 6.20 of the Credit Agreement. Section 6.20 of the Credit Agreement is hereby amended by deleting the word “and” following the semi-colon at the end of Section 6.20(i), by replacing the period at the end of Section 6.20(j) with a semi-colon followed by the word “and” and by inserting a new Section 6.20(k) to read as follows:

“(k) Investments by Parent in Star/Petro, Inc. as a result of the acquisition by Parent of all of the ownership interests in Star/Petro, Inc. owned by Star Gas LLC in connection with the consummation of the Kestrel Transactions.”

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8. Amendments to Section 6.32 of the Credit Agreement. Section 6.32 of the Credit Agreement is hereby amended as follows:

(a) by inserting a new clause (w) before clause (x) in the first proviso of such Section to read as follows:

“(w) issue New Parent Notes pursuant to Section 6.17(o),”; and

(b) by replacing the reference to “Section 6.18(n)” in clause (y) of the first proviso of such Section with the reference to “Section 6.17(n)”.

9. Amendments to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.35 and Section 6.36 to the end of Article VI:

“6.35. Agreements among Bondholders. No Loan Party will agree to any amendment, waiver or modification of any provision of the Agreements among Bondholders that is adverse in any material respect to the interests of the Lenders without the prior written consent of the Agent.

6.36. Kestrel Agreement. No Loan Party will agree to any amendment, waiver or modification of any provision of the Kestrel Agreement that is adverse in any material respect to the interests of the Lenders without the prior written consent of the Agent.

10. General Amendments to the Credit Agreement. Each reference to (a) the defined term “Parent Indenture” in (i) the definitions of “Availability”, “Borrowing Base Certificate” and “Permitted Acquisition” and (ii) Sections 4.1(l), 6.1(f) and 6.17(n) are hereby replaced with references to the “New Parent Indenture”, (b) the defined term “Parent Indenture” in (i) the definition of “Change in Control” and (ii) Sections 2.15(b)(ii), 2.15(c), 2.15(d), 4.2(d), 5.3, 5.28, 6.2(b) and 6.24 and (iii) clause (i)(y) of the second sentence of Section 6.16(a) are hereby replaced with references to the “Parent Indentures” and (c) the defined term “Parent Indenture Fixed Charge Coverage Ratio” in (i) the definition of “Permitted Acquisition” and (ii) clause (i)(x)(2) of the second sentence of Section 6.16(a) are hereby replaced with references to the “New Parent Indenture Fixed Charge Coverage Ratio.”

11. Acknowledgement by Parent. Parent hereby acknowledges that any ownership interests of Star/Petro, Inc. transferred to Parent by Star Gas LLC or investments by Parent in Star/Petro, Inc. in connection with the consummation of the Kestrel Transactions, shall be simultaneously cancelled so as to be no longer outstanding.

12. Representations and Warranties. On and as of the date hereof, each of the Borrower and the other Loan Parties hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. In addition, the Borrower represents that the Excess Proceeds Reserve Amount will be zero as of the Amendment Effective Date.

13. Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) upon:

(a) the effectiveness of the Agreements among Bondholders;

(b) receipt by the Agent of at least $50,000,000 in proceeds from the issuance of equity by Parent as contemplated by the Kestrel Agreement;

(c) receipt by the Agent of certified copies of (i) the Agreements among Bondholders and the Kestrel Agreement, none of which shall have been amended, waived or modified in a manner that is adverse to the interests of the Lenders without the consent of the Agent and the Required Lenders, which consent shall not be unreasonably withheld and (ii) the New Parent Indenture;

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(d) receipt by the Agent of a Joinder Agreement, in substantially the same form as Exhibit F to the Credit Agreement, executed by the General Partner;

(e) receipt by the Agent of a certificate of an officer of the Borrower to the effect that:

1. no Default or Unmatured Default exists or will occur as a result of the consummation of the Kestrel Transactions or the transactions contemplated by the Agreements among Bondholders;

2. all of the representations and warranties and warranties set forth in Article V of the Credit Agreement are thereby confirmed, reaffirmed or restated, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date; and

3. contain a calculation of Availability as of a date reasonably acceptable to the Administrative Agent.

(f) as of the date of receipt by the Agent of:

1. counterparts of this Amendment duly executed by the Borrower, the other Loan Parties and the requisite Lenders, submitted by facsimile or electronic submission;

2. an amendment fee, for the account of each Lender that delivers a counterpart of this Amendment on or before 5:00 p.m. New York time on February 3, 2006, equal to 0.09% of its Commitment under the Credit Agreement; and

3. all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

14. Reference to and Effect on Loan Documents. On and after the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

15. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

16. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

17. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:

Name:

Title:

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY

STAR GAS LLC

STAR/PETRO, INC.

PETRO HOLDINGS, INC.

MEENAN OIL CO., INC.

MEENAN HOLDINGS OF NEW YORK, INC.

REGIONOIL PLUMBING, HEATING AND

    COOLING CO., INC.

PETRO PLUMBING CORPORATION

MAXWHALE CORP.

ORTEP OF PENNSYLVANIA, INC.

RICHLAND PARTNERS, LLC

COLUMBIA PETROLEUM TRANSPORTATION,

    LLC

PETRO, INC. MAREX CORPORATION A.P. WOODSON COMPANY

By:

Name:

Title:

STAR GAS PARTNERS, L.P.

By: STAR GAS LLC, its General Partner

By:

Name:

Title:

Signature Page to Second Amendment

MEENAN OIL CO. L.P.

By: MEENAN OIL CO., INC., its General Partner

By:

Name:

Title:

Signature Page to Second Amendment

JPMORGAN CHASE BANK, N.A., as an LC Issuer, Agent, Collateral Agent and Lender

By:

Name:

Title:

Signature Page to Second Amendment

BANK OF AMERICA, N.A., as Lender

By:

Name:

Title:

Signature Page to Second Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:

Name:

Title:

Signature Page to Second Amendment

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:

Name:

Title:

Signature Page to Second Amendment

CITIZENS BANK OF MASSACHUSETTS, as Lender

By:

Name:

Title:

Signature Page to Second Amendment

WELLS FARGO FOOTHILL, LLC, as Lender

By:

Name:

Title:

Signature Page to Second Amendment

SOCIETE GENERALE, as Lender

By:

Name:

Title:

Signature Page to Second Amendment

LASALLE BANK NATIONAL ASSOCIATION, as LC Issuer and Lender

By:

Name:

Title:

Signature Page to Second Amendment

ALLIED IRISH BANKS, P.L.C., as Lender

By:

Name:

Title:

Signature Page to Second Amendment

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:

Name:

Title:

Signature Page to Second Amendment

CITIBANK, N.A., as Lender

By:

Name:

Title:

Signature Page to Second Amendment

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:

Name:

Title:

By:

Name:

Title:

Signature Page to Second Amendment

RZB FINANCE LLC, as Lender

By:

Name:

Title:

By:

Name:

Title:

Signature Page to Second Amendment

BANK LEUMI USA, as Lender

By:

Name:

Title:

By:

Name:

Title:

Signature Page to Second Amendment